Vanguard Alternative Strategies Fund
Supplement Dated April 19, 2023, to the Prospectus and Summary Prospectus Dated February 27, 2023
Important Changes to Vanguard Alternative Strategies Fund (the Fund)

On February 14, 2023, the board of trustees of the Fund approved a proposal to liquidate and dissolve the Fund. Effective as of the close of business on April 19, 2023, the liquidation is complete.
In connection with the liquidation, shareholders may receive proceeds that are taxable. Any liquidation proceeds paid to shareholders should generally be treated as received in exchange for their shares and will therefore generally give rise to a capital gain or loss, depending on their basis in the shares. Shareholders should consult their own tax advisors about any tax liability resulting from the receipt of liquidation proceeds.

© 2023 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.PS 1298B 042023

Vanguard Trustees' Equity Fund

Supplement Dated April 19, 2023, to the Statement of Additional Information Dated February 27, 2023

Important Changes to Vanguard Alternative Strategies Fund (the Fund)

On February 14, 2023, the board of trustees of the Fund approved a proposal to liquidate and dissolve the Fund. Effective as of the close of business on April 19, 2023, the liquidation is complete.

In connection with the liquidation, shareholders may receive proceeds that are taxable. Any liquidation proceeds paid to shareholders should generally be treated as received in exchange for their shares and will therefore generally give rise to a capital gain or loss, depending on their basis in the shares. Shareholders should consult their own tax advisors about any tax liability resulting from the receipt of liquidation proceeds.

Any references to the Fund in this Statement of Additional Information are hereby deleted.

© 2023 The Vanguard Group, Inc. All rights reserved.	SAI 046C 042023
Vanguard Marketing Corporation, Distributor.